UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

May 29, 2009	( May 29, 2009 )
Date of Report	( Date of earliest event reported )
FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
DELAWARE	001-32421	58-23420 21
( State or other jurisdiction of incorporation )	( Commission File Number )	( IRS Employer Identification No. )
420 Lexington Avenue, Suite 1718, New York, NY 10170
( Address of principal executive offices, including zip code )

Registrant's telephone number, including area code: (212) 201-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act [17 CFR 240.14d-2(b)]

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act [17 CFR 240.13e-4(c)]

Forward – Looking Statements

This report contains forward-looking statements that can be identified by such terminology such as “believes”, “expects,” “potential,” “plans”, “suggests,” “may,” “should,” “could,” “intends,” or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to be materially different from any future results, performance, or achievements expressed or implied by such statements. In particular, management’s expectations regarding future research, development and/or commercial results could be affected by, among other things, uncertainties relating to product development; availability of future financing; unexpected regulatory delays or government regulation generally; the success of third-party marketing efforts; our ability to retain third-party distributors; our ability to obtain or maintain patent and other proprietary intellectual property protection; and competition in general. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Item 2.02     Results of Operations and Financial Condition.

On May 29, 2009, Fusion Telecommunications International Inc., (the “Company”) issued a press release entitled “Fusion Notifies NYSE Amex of its Intention to Voluntarily Delist from the Exchange”.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 29, 2009, the Company notified the NYSE Amex Exchange of its intention to voluntarily withdraw its securities from listing on the NYSE Amex Exchange and to de-register from Section 12(b) of the Securities Exchange Act of 1934. The Company’s Board of Directors authorized the actions on May 14, 2009. The Company intends to file a notification on Form 25 with the Securities and Exchange Commission no earlier than June 9, 2009 pursuant to Rule 12d2-2 of the Exchange Act. It is expected that the delisting will become effective ten days following the filing of the Form 25, and that Section 12(b) deregistration will become effective 90 days after filing.

Notwithstanding the Company’s intention to delist its securities from the NYSE Amex Exchange and to de-register from Section 12(b) of the Exchange Act, the Company intends to continue to file periodic reports (e.g., 10-K, 10-Q, 8-K) under the Exchange Act.

The Company has applied to FINRA for its securities to be quoted on the Over the Counter Bulletin Board and its application is currently pending. The Company anticipates that following delisting from the NYSE Amex, its securities will trade in over the counter markets without interruption.

Item 7.01     Regulation FD Disclosure.

The press release attached as Exhibit 99.1 to this report, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by Fusion under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Fusion Telecommunications International, Inc., dated May 29, 2009 entitled “Fusion Notifies NYSE Amex of its Intention to Voluntarily Delist from the Exchange”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Fusion Telecommunications International, Inc.

By: /s/ BARBARA HUGHES
Barbara Hughes
May 29, 2009	as Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release issued by Fusion Telecommunications International, Inc., dated May 29, 2009 entitled “Fusion Notifies NYSE Amex of its Intention to Voluntarily Delist from the Exchange ”